UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2015

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 14, 2015, Acadia Healthcare Company, Inc. (the “Company”) issued a press release announcing it is proposing to issue $250 million aggregate principal amount of its 5.625% senior notes due 2023 (the “Senior Notes”) to be offered and sold only to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”), and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Act. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

In addition, on September 14, 2015, the Company issued a press release announcing that it has commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding 12.875% Senior Notes due 2018, upon the terms and conditions set forth in the Offer to Purchase, dated September 14, 2015 and the related Letter of Transmittal and the Notice of Guaranteed Delivery. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

A confidential offering memorandum is being furnished to prospective buyers in connection with the Company’s private offering of Senior Notes. A copy of the section of the confidential offering memorandum entitled “Summary—Summary Historical Condensed Consolidated Financial Data and Unaudited Pro Forma Condensed Combined Financial Data” is attached to this Current Report on Form 8-K as Exhibit 99.3 and incorporated by reference herein.

Item 8.01	Other Events.

The following pro forma financial information included in the confidential offering memorandum for the offering of Senior Notes is attached to this Current Report on Form 8-K as Exhibit 99.4 and incorporated by reference herein:

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended December 31, 2014

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2015

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2014

•	Notes to Unaudited Pro Forma Condensed Combined Financial Information

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release, dated September 14, 2015 (Senior Note Offering)

99.2	Press release, dated September 14, 2015 (Tender Offer)

99.3	The section of the confidential offering memorandum entitled “Summary—Summary Historical Condensed Consolidated Financial Data and Unaudited Pro Forma Condensed Combined Financial Data.”

99.4	Unaudited Pro Forma Condensed Combined Financial Information

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements that address future events, occurrences or results. In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “would,” “should,” “could” or the negative thereof. Generally, the words “anticipate,” “believe,” “continue,” “expect,” “intend,” “estimate,” “project,” “plan” and similar expressions used in connection with any discussion of the proposed senior unsecured note offering identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from these forward-looking statements.

The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. Although the Company believes that such expectations, assumptions, estimates and projections are reasonable, forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, many of which are outside of the Company’s control and could cause the Company’s actual results, performance or achievements to differ materially and adversely from any results, performance or achievements expressed or implied by such forward-looking statements.

Given these risks and uncertainties, undue reliance should not be placed on these forward-looking statements. These forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company does not undertake, and expressly disclaims, any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: September 14, 2015	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated September 14, 2015 (Senior Note Offering)

99.2	Press release, dated September 14, 2015 (Tender Offer)

99.3	The section of the confidential offering memorandum entitled “Summary—Summary Historical Condensed Consolidated Financial Data and Unaudited Pro Forma Condensed Combined Financial Data.”

99.4	Unaudited Pro Forma Condensed Combined Financial Information